                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 APRIL 9, 1997
                                (Date of Report)


                                  ULTRAK, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                             0-9463                      75-2626358
(State or other jurisdiction of    (Commission                  (IRS Employer
incorporation or organization)     file Number)              Identification No.)


                        1220 CHAMPION CIRCLE, SUITE 100
                            CARROLLTON, TEXAS  75006
                    (Address of principal executive offices)



                                 (972) 280-9675
              (Registrant's telephone number, including area code)

                         ULTRAK, INC. AND SUBSIDIARIES

ITEM 5:  OTHER EVENTS.

Acquisition of Casarotto Security SpA and Videosys Limited and intellectual property rights of Albenita Enterprises Limited

On April 9, 1997, Ultrak Holdings Limited, a United Kingdom private limited liability company and wholly-owned subsidiary of the registrant ("Holdings"), acquired all of the outstanding share capital of Casarotto Security SpA, an Italian public corporation ("Casarotto"), and Videosys Limited ("Videosys"), a United Kingdom private limited liability company, and all of the intellectual property rights of Albenita Enterprises Limited, an Irish private limited liability company ("Albenita"). Casarotto markets and sells closed-circuit television security and surveillance systems purchased from a number of manufacturers and is based in San Vendemiano, Italy (near Venice). The share capital of Casarotto and Videosys and the intellectual property rights of Albenita were purchased for US$9,550,000.00, of which $5,550,000.00 was paid in cash and $4,000,000.00 was paid in unregistered shares of Common Stock, $0.01 par value per share, of the registrant. Enio Casarotto was elected Managing Director of Casarotto and a director of Videosys.

ITEM 9:  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

(a) On April 3, 1997, pursuant to the above-mentioned acquisitions, One Hundred Sixty Thousand (160,000) shares of Common Stock, $0.01 par value per share, of the registrant ("Ultrak Stock") were issued to Albenita. Holders of shares of Ultrak Stock are entitled to receipt of dividends when, as and if declared by the Board of Directors of the registrant.

(b)      The shares of Ultrak Stock were issued to Albenita.

(c) The shares of Ultrak Stock were issued as part of the consideration for the purchase by Holdings of the share capital of Casarotto and Videosys and the intellectual property rights of Albenita.

(d) In connection with the issuance of the Ultrak Stock, the registrant relied, in part, on Rule 901 of the Securities Exchange Commission, 17 C.F.R.
Section 230.901 et seq. as no offer to issue the shares of Ultrak Stock was made to a person in the United States, and, at the time the offer to issue the shares of Ultrak Stock was originated, the offeree was outside the United States (or the registrant reasonably believed that the offeree was outside the United States) and no directed selling efforts were utilized by the registrant in connection with the issuance of the shares of Ultrak Stock.

(e) The shares of Ultrak Stock are not convertible into or exchangeable for equity securities.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ULTRAK, INC.
                                           (Registrant)


Date: April 18, 1997                       By: /s/ TIM D. TORNO
                                              ----------------------------
                                           Tim D. Torno, Vice President-Finance





                                       2